UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2026

National Healthcare Properties, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39153	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

540 Madison Ave., 27th Floor
New York, NY 10022
__________________________________________________________________________________________________________________________________________________________________________
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (332) 258-8770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	NHP	The Nasdaq Global Market
7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	NHPAP	The Nasdaq Global Market
7.125% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	NHPBP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2026 annual meeting of stockholders (the “Annual Meeting”) of National Healthcare Properties, Inc. (the “Company”) held on May 15, 2026, there were present, in person or by proxy, stockholders holding an aggregate of 14,327,574 shares of the Company’s common stock, out of a total number of 28,412,183 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 50.42% of the shares entitled to be voted.

At the Annual Meeting, the Company’s stockholders: (i) elected each of Leslie D. Michelson, Scott W. Humphrey, Elizabeth K. Tuppeny, B.J. Penn, Edward M. Weil, Jr. and Michael Anderson, as director, to serve until the Company’s 2027 annual meeting of stockholders and until his or her successor is duly elected and qualifies; (ii) ratified the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026; (iii) approved the non-binding advisory resolution regarding the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement filed with the SEC on March 31, 2026 (the “Proxy Statement”) for the Annual Meeting; and (iv) voted for “one year” as the frequency of the non-binding advisory resolution approving the compensation of the Company’s named executive officers. The proposals are described in detail in the Proxy Statement. No other proposals were considered or submitted or voted upon at the Annual Meeting.

The final results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1- Election of Directors:

Nominee	For	Withhold	Broker Non-Votes
Michael Anderson	4,891,027	715,955	8,720,592
Leslie D. Michelson	4,764,872	842,110	8,720,592
Scott W. Humphrey	4,919,345	687,637	8,720,592
Elizabeth K. Tuppeny	4,769,358	837,624	8,720,592
B.J. Penn	4,748,257	858,725	8,720,592
Edward M. Weil, Jr.	4,832,620	774,362	8,720,592

Proposal 2 - Ratification of the Appointment of PwC as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2026:

For	Against	Abstain	Broker Non-Votes
13,649,192	332,687	345,695	—

Proposal 3 - Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the Annual Meeting:

For	Against	Abstain	Broker Non-Votes
4,153,701	1,011,880	441,401	8,720,592

Proposal 4 - Approval of a non-binding resolution on the frequency of the non-binding advisory resolution approving the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain
4,588,573	130,935	206,195	681,279

Based on these advisory vote results, the Company’s Board of Directors has determined that the Company will hold a stockholder non-binding advisory vote on compensation of the Company’s named executive officers every year until the next required vote on the frequency of future executive compensation votes, which is required to occur no later than the Company’s Annual Meeting of Stockholders in 2032.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HEALTHCARE PROPERTIES, INC.

Date: May 15, 2026	By:	/s/ Andrew T. Babin
Andrew T. Babin Chief Financial Officer and Treasurer